.	Summary Prospectus April 1, 2022

Allspring Ultra Short-Term Municipal Income Fund

Class/Ticker: Class A2 - WFUNX	Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to fundliterature@allspring-global.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated November 1, 2021 as supplemented December 6, 2021, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.32%
Total Annual Fund Operating Expenses	0.56%
Fee Waivers	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.40%
1.	Other expenses include 0.15% in shareholder servicing fees. The Fund’s shareholder servicing plan authorizes the Class A2 shares to charge a maximum of 0.25% in shareholder servicing fees, but the Class A2 shares will not charge greater than 0.15% for shareholder servicing without prior approval by the Board of Trustees.
2.	The Manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.40% for Class A2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

After:
1 Year	$41
3 Years	$163
5 Years	$297
10 Years	$729

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in municipal securities whose interest is exempt from federal income tax, but not necessarily federal alternative minimum tax (AMT);

■	up to 20% of the Fund’s total assets in securities whose interest is subject to federal AMT; and

■	up to 10% of the Fund’s total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States whose interest is exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund’s assets in securities whose interest is subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be 1 year or less.

We use a combination of top-down and bottom-up research to cover the four main elements of total return: duration management, yield curve positioning, sector and credit quality allocation, and security selection. Our top-down analysis involves an evaluation of macroeconomic factors that may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. Our bottom-up analysis, which involves intensive research into the credit fundamentals of individual issuers and the relative value of individual issues, is used to uncover solid investment opportunities. Securities are selected based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, and specific demographic trends. Securities may be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. A security may also be sold due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by a Fund.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com.

Calendar Year Total Returns for Class A2 as of 12/31 each year[1]
.	Highest Quarter: June 30, 2020	+0.59%
	Lowest Quarter: December 31, 2016	-0.49%
	Year-to-date total return as of September 30, 2021 is +0.09%

Average Annual Total Returns for the periods ended 12/31/2020[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A2 (before taxes)	5/29/2020	0.95%	0.87%	0.71%
Class A2 (after taxes on distributions)	5/29/2020	0.61%	0.69%	0.61%
Class A2 (after taxes on distributions and the sale of Fund Shares)	5/29/2020	0.56%	0.70%	0.61%
Ultra Short-Term Municipal Income Blended Index (reflects no deduction for fees, expenses, or taxes)[2]		1.04%	1.14%	0.79%
Bloomberg 1-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.76%	1.43%	1.16%
iMoneyNet Tax-Free National Institutional Money Market Funds Average (reflects no deduction for fees, expenses, or taxes)		0.32%	0.84%	0.43%
1.	Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses and/or sales charges applicable to the Class A shares. If these expenses and/or sales charges had not been included, returns for the Class A2 shares would be higher.
2.	Source: Allspring Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg 1-Year Municipal Bond Index and 50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management LLC	Allspring Global Investments, LLC	Bruce R. Johns, Portfolio Manager / 2017 James Randazzo, Portfolio Manager / 2019 Nicholos Venditti, Portfolio Manager / 2020

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares

Minimum Initial Investment
Regular Accounts: $1,000
IRAs, IRA Rollovers, Roth IRAs: $250
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Minimum Additional Investment
Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: allspringglobal.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

Tax Information

The Fund’s distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to federal AMT. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

©2022 Allspring Global Investments Holdings, LLC. All rights reserved. 0425102/P5102

4